Exhibit 99.4

Historical operating and financial summary

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Mix of tons sold over time (000s tons)

Breakdown of 2014 committed position (as of February 24, 2014)
Tons (000s)	$ / ton
CAPP thermal	1,361	$65.20
Midwest thermal	1,850	$44.86
Metallurgical	664	$106.25
Specialty, stoker and PCI	1,206	$72.23
Total James River	5,081	$64.83

Source: Company materials

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Hazard

The Hazard complex consists of operations at Blue Diamond Buckeye, Blue Diamond Leatherwood and Laurel Mountain. The complex is located in Floyd, Johnson, Knott, Lawrence, Leslie, Letcher and Perry counties in Kentucky. The underground mines use room and pillar mining and the surface mines use contour and highwall mining methods to produce CAPP thermal, stoker and PCI coal.

Complex summary
Location	Kentucky
Reserves (12/31/12)	139 million tons
Preparation plants	Leatherwood #76: 1,200 raw TPH Buckeye #64: 900 raw TPH
Loadouts	Leatherwood: CSX rail; 4-hour, 110 cars Buckeye: CSX rail; 4-hour, 110 cars Sunny Knott: CSX rail; 24-hour,110 cars
Key customers	Scana, Coal Trade, Georgia Power, L&K Vitol, L&K US Steel, Eastman, AEP, Southern App / ROVA

2013A summary
Tons sold (000s tons)	CAPP thermal	1,838
	Midwest thermal	--
	Metallurgical	54
	Specialty	--
	Stoker	532
	PCI	449
Avg. revenue/ton (US$)		$71.39
Avg. cost/ton (US$)		$64.14
Complex EBITDA (US$m)		$20.9
ARO (US$m as of 12/31/2013)		$54.3

Coal quality (tons sold)
		Leatherwood	Buckeye	Sunny Knott
Moisture		5.19	5.71	5.49
Ash (%)	As rec’d	7.22	9.86	10.39
	Dry	7.64	10.48	11.00
BTU	As rec’d	13,194	12,713	12,476
	Dry	13,914	13,481	13,201
Sulfur (%)	As rec’d	0.96	0.85	1.00
	Dry	1.01	0.91	1.06
Fluidity (DDPM)		NA	NA	NA

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Hampden / L&K

The Hampden complex is located in Mingo and Logan counties in southern West Virginia. The underground mines use room and pillar mining and the surface mines use the contour mining method to produce metallurgical coal. L&K, James River’s global sales and marketing organization, markets the metallurgical coal production at Hampden.

Complex summary
Location	West Virginia
Reserves (12/31/12)	49 million tons
Preparation plants	Hampden: 600 raw TPH
Loadouts	Gilbert Creek: NS rail line; 4-hour, 120 cars Snap Creek: CSX rail line; 4-hour, 100 cars West Gilbert: CSX rail line; 24-hour, 26 cars
Key customers	US Steel, ArcelorMittal, Erie Coke, Tonawanda Coke

2013A summary
Tons sold (000s tons)	CAPP thermal	9
	Midwest thermal	--
	Metallurgical	1,871
	Specialty	--
	Stoker	5
	PCI	--
Avg. revenue/ton (US$)		$93.89
Avg. cost/ton (US$)		$90.76
Complex EBITDA (US$m)		$5.9
ARO (US$m as of 12/31/2013)		$13.9

Coal quality (tons sold)
		Gilbert Creek	Snap Creek	West Gilbert
Moisture		7.00	7.00	5.00
Ash (%)	As rec’d	6.51	6.51	3.45
	Dry	7.00	7.00	3.56
BTU	As rec’d	13,387	13,387	14,411
	Dry	14,378	14,378	14,852
Sulfur (%)	As rec’d	0.88	0.93	0.65
	Dry	0.95	1.00	0.67
Fluidity (DDPM)		30,000	30,000	30,000

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Bell

The Bell complex is located in Bell county in eastern Kentucky. The Company uses room and pillar mining to produce specialty coal.

Complex summary
Location	Kentucky
Reserves (12/31/12)	9 million tons
Preparation plants	Hignite: 550 raw TPH
Loadouts	Hignite: CSX rail line; 4-hour, 110 cars Hignite 1 (Ky.): NS rail line; 4-hour, 110 cars
Key customers	Eastman

2013A summary
Tons sold (000s tons)	CAPP thermal	--
	Midwest thermal	--
	Metallurgical	--
	Specialty	279
	Stoker	--
	PCI	--
Avg. revenue/ton (US$)		$86.47
Avg. cost/ton (US$)		$69.82
Complex EBITDA (US$m)		$4.6
ARO (US$m as of 12/31/2013)		$4.5

Coal quality (tons sold)
		Hignite (gasifier coal)	Hignite 1 (Ky.) (thermal coal)
Moisture		5.22	4.44
Ash (%)	As rec’d	7.04	3.64
	Dry	7.43	3.81
BTU	As rec’d	13,209	14,133
	Dry	13,937	14,790
Sulfur (%)	As rec’d	2.73	0.80
	Dry	2.88	0.84
Fluidity (DDPM)		NA	30,000

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McCoy Elkhorn

The McCoy Elkhorn complex is located in Pike and Floyd counties in eastern Kentucky. The underground mines use room and pillar mining and the surface mines use the contour mining method to produce CAPP thermal and stoker coal. The McCoy Elkhorn complex was idled in 2013.

Complex summary
Location	Kentucky
Reserves (12/31/12)	47 million tons
Preparation plants	Burke plant: 750 raw TPH Bevins Branch #1: 800 raw TPH Bevins Branch #2: 500 raw TPH
Loadouts	Burke: CSX rail line; 4-hour, 110 cars Bevins Branch: CSX rail line; 4-hour, 110 cars
Key customers	Georgia Power, Southern App / ROVA, Eastman

2013A summary
Tons sold (000s tons)	CAPP thermal	--
	Midwest thermal	782
	Metallurgical	--
	Specialty	--
	Stoker	25
	PCI	--
Avg. revenue/ton (US$)		$71.02
Avg. cost/ton (US$)		$97.13
Complex EBITDA (US$m)		($21.1)
ARO (US$m as of 12/31/2013)		$12.6

Coal quality (tons sold)
		Burke	Bevins Branch
Moisture		8.19	6.07
Ash (%)	As rec’d	6.24	8.23
	Dry	6.81	8.77
BTU	As rec’d	NA	12,855
	Dry	NA	13,684
Sulfur (%)	As rec’d	0.76	1.12
	Dry	0.82	1.19
Fluidity (DDPM)		30,000	NA

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Bledsoe

The Bledsoe complex is located in Leslie and Harlan counties in eastern Kentucky. The underground mines use room and pillar mining and the surface mines use contour and highwall mining methods to produce CAPP thermal coal. The Bledsoe complex was idled in 2013.

Complex summary
Location	Kentucky
Reserves (12/31/12)	56 million tons
Preparation plants	BL 1: 650 raw TPH Shamrock: 1,400 TPH
Loadouts	Clover: CSX rail line; 4-hour, 110 cars
Key customers	Georgia Power, Santee Cooper

2013A summary
Tons sold (000s tons)	CAPP thermal	412
	Midwest thermal	--
	Metallurgical	--
	Specialty	--
	Stoker	108
	PCI	--
Avg. revenue/ton (US$)		$79.24
Avg. cost/ton (US$)		$117.65
Complex EBITDA (US$m)		($20.0)
ARO (US$m as of 12/31/2013)		$16.8

Coal quality (tons sold)
		Clover
Moisture		5.59
Ash (%)	As rec’d	8.37
	Dry	8.88
BTU	As rec’d	12,953
	Dry	13,720
Sulfur (%)	As rec’d	1.25
	Dry	1.32
Fluidity (DDPM)		NA

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Triad

The Triad complex is located in Pike and Knox counties in southern Indiana. The underground mines use room and pillar mining and the surface mines use the contour mining method to produce Midwest thermal coal.

Complex summary
Location	Indiana
Reserves (12/31/12)	42 million tons
Preparation plants	Freelandville: 400 raw TPH Log Creek: 600 raw TPH Patoka River: 400 raw TPH ‒ idle Augusta: 250 raw TPH ‒ idle
Loadouts	Log Creek: NS rail line; 4-hour, 100 cars Switz City: IRR rail line; 5-hour, 50 cars
Key customers	LG&E / KU, IP&L, DTE

2013A summary
Tons sold (000s tons)	CAPP thermal	--
	Midwest thermal	2,341
	Metallurgical	--
	Specialty	--
	Stoker	--
	PCI	--
Avg. revenue/ton (US$)		$45.36
Avg. cost/ton (US$)		$36.55
Complex EBITDA (US$m)		$20.6
ARO (US$m as of 12/31/2013)		$10.2

Coal quality (tons sold)
		Log Creek	Freelandville
Moisture		13.30	14.00
Ash (%)	As rec’d	9.80	9.00
	Dry	11.30	10.50
BTU	As rec’d	11,300	11,300
	Dry	13,030	13,140
Sulfur (%)	As rec’d	3.49	3.53
	Dry	4.02	4.10
Fluidity (DDPM)		NA	NA

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